2023 Third Quarter Earnings Conference Call Monday, October 23, 2023

Forward Looking Statements & Additional Disclosures This presentation may contain statements regarding future events or the future financial performance of Hope Bancorp, Inc. (the “Company”) that constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements relate to, among other things, expectations regarding the business environment in which we operate, projections of future performance, perceived opportunities in the market, statements regarding our business strategies, objectives and vision, and statements about our strategic reorganization. Forward-looking statements include, but are not limited to, statements preceded by, followed by or that include the words “will,” “believes,” “expects,” “anticipates,” “intends,” “plans,” “estimates” or similar expressions. With respect to any such forward-looking statements, the Company claims the protection provided for in the Private Securities Litigation Reform Act of 1995. These statements involve risks and uncertainties. The Company’s actual results, performance or achievements may differ significantly from the results, performance or achievements expressed or implied in any forward-looking statements. The risks and uncertainties include, but are not limited to: possible further deterioration in economic conditions in our areas of operation; interest rate risk associated with volatile interest rates and related asset-liability matching risk; liquidity risks; risk of significant non-earning assets, and net credit losses that could occur, particularly in times of weak economic conditions or times of rising interest rates; the failure of or changes to assumptions and estimates underlying the Company’s allowances for credit losses, regulatory risks associated with current and future regulations; and the COVID-19 pandemic and its impact on our financial position, results of operations, liquidity, and capitalization. For additional information concerning these and other risk factors, see the Company’s most recent Annual Report on Form 10-K. The Company does not undertake, and specifically disclaims any obligation, to update any forward-looking statements to reflect the occurrence of events or circumstances after the date of such statements except as required by law. 2

Strong Capital & Liquidity • Company’s total capital ratio was 13.23% at 9/30/23. All regulatory ratios expanded QoQ • Tangible common equity (“TCE”) ratio1 was 7.96% at 9/30/23 • Avail. borrowing capacity, cash & equivalents, & unpledged investment securities: $8.3B, or 53% of deposits, at 9/30/23 Deposits • Deposits of $15.7B at 9/30/23, +1% QoQ, driven by +3% QoQ growth in customer deposits, partially offset by planned reduction of brokered time deposits • Gross loan-to-deposit ratio: 91% at 9/30/23, vs. 95% at 6/30/23 Loans • Loans receivable of $14.3B at 9/30/23, -4% QoQ, reflected prudent approach to loan growth, intentional decrease in mortgage warehouse lending, and payoffs and paydowns in a high interest rate environment Asset Quality • Nonperforming assets (“NPA”) of $62MM at 9/30/23, -20% QoQ • NPAs represented 31bps of total assets at 9/30/23, an improvement from 38bps at 6/30/23 • 3Q23 net charge offs: $31MM, included idiosyncratic charge off of $23.4MM Earnings • 3Q23 net income: $30MM, or $0.25 per diluted share • 3Q23 net interest income: $135MM, +4% QoQ, driven by net interest margin expansion of +13 bps QoQ Q3 2023 Financial Overview Total Capital & TCE Ratio at 9/30/23 13.23% / 7.96% NPA/Total Assets at 9/30/23 0.31% Gross Loans at 9/30/23 $14.3B Total Deposits at 9/30/23 $15.7B 3 3Q23 Net Income & EPS $30.0MM / $0.25 1 TCE ratio is a non-GAAP financial measure. A quantitative reconciliation of the most directly comparable GAAP to non-GAAP financial measure is provided in the Appendix of this presentation.

Strong Capital Ratios 4 Common Equity Tier 1 Capital Ratio • All regulatory capital ratios increased QoQ. All regulatory capital ratios meaningfully above requirements for “well-capitalized” financial institutions • Proforma capital very strong: Adjustments for the allowance for credit losses (“ACL”) and hypothetical adjustments for investment security marks not otherwise already reflected in equity, still result in very strong capital ratios • Dividend: Quarterly common stock dividend of $0.14 per share, equivalent to $0.56 per share annualized. Equivalent to a dividend yield of 6.33% at 9/30/23 • No stock buybacks during 3Q23 • Equity: Book value per common share of $16.92 & TCE per share1 of $13.01 at 9/30/23. Equity declined -2% QoQ, largely due to a negative change in accumulated other comprehensive income (“AOCI”) Tangible Common Equity Ratio1 Total Capital Ratio Leverage Ratio Well Capitalized 6.50% Well Capitalized 10.00% Well Capitalized 5.00% 1 TCE ratio and TCE per share are non-GAAP financial measures. Quantitative reconciliations of the most directly comparable GAAP to non-GAAP financial measures are provided in the Appendix of this presentation. * Proforma ratios at 9/30/23 are non-GAAP financial measures and reflect (a) inclusion of on- and off-balance sheet ACL not already in capital; (b) treatment of held-to-maturity (“HTM”) securities as if they were available- for-sale (“AFS”), with unrealized losses in AOCI; and (c) removal of the AOCI opt-out in calculating regulatory capital.

Strong Balance Sheet & Ample Liquidity Position 5 • Cash and cash equivalents increased to $2.5B at 9/30/23, up from $2.3B at 6/30/23 • Available borrowing capacity, cash and cash equivalents, and unpledged investment securities of $8.3B at 9/30/23, equivalent to 53% of total deposits, up from $7.7B and 50%, respectively, at 6/30/23 • Investment securities of $2.3B on balance sheet at 9/30/23, represented 11% of total assets. Effective duration of 4.7 at 9/30/23. Predominantly debt securities AFS. Primarily fixed-rate portfolio • Bank Term Funding Program: $1.7B outstanding at 9/30/23, with a weighted average rate of 4.47%. Positive carry and contribution to net interest income At September 30, 2023 ($ in millions) Amortized Cost Fair Value Net Unrealized Loss AFS (on balance sheet @ fair value) $ 2,379 $ 1,994 $ (385) HTM (on balance sheet @ amortized cost) $ 267 $ 240 $ (27) Total Investment Securities Portfolio $ 2,646 $ 2,234 $ (412) Unpledged Securities $0.3 Bn FHLB Capacity $4.4 Bn FRB Capacity $0.8 Bn Fed Fund Lines at Other Banks $0.3 Bn Cash and Cash Equivalents $2.5 Bn $8.3B Available Borrowing Capacity, Cash & Cash Equivalents, and Unpledged Investment Securities (at 9/30/23) Investment Securities Portfolio

Diverse & Granular Deposit Base 6 Noninterest Bearing Demand Deposits 27% Money Market and Interest Bearing Demand 28% Savings Deposits 3% Time Deposits 42% $15.7B Total Deposits (at 9/30/23) Consumer 35% Commercial & Wholesale 65% • Average commercial deposit account size: approx. $300,000 • Average consumer deposit account size: approx. $50,000 • Uninsured deposit ratio was 37% of the Bank’s total deposits at 9/30/23 • Total deposits of $15.7B at 9/30/23, +1% QoQ • QoQ deposit growth reflects +3% QoQ growth in customer deposits, partially offset by a $368MM planned reduction of brokered time deposits Deposit Composition by Product Type Deposit Composition by Customer Type $15.7B Total Deposits (at 9/30/23)

Well-Balanced Loan Portfolio 7 • Loan portfolio well-diversified across major loan types of nonowner-occupied CRE, C&I, owner-occupied CRE, multifamily residential (“MFR”), and residential mortgage • Total loans receivable: $14.3B at 9/30/23, -4% QoQ, reflected prudent approach to loan growth, intentional decrease of mortgage warehouse lending, and impact of payoffs & paydowns in a high interest rate environment • Aggregate payoffs and paydowns of $576MM in 3Q23, exceeded new production volume of $329MM in 3Q23 Nonowner- Occupied CRE 33% Owner-Occupied CRE 21% C&I 31% Residential Mortgage & Other 6% Multifamily Residential 9% $14.3B Loans Receivable (at 9/30/23) $0.9B Avg Size: $0.6MM $4.8B Avg Size: $2.3MM $3.0B Avg Size: $1.5MM $4.4B Avg Size: $1.6MM $1.2B Avg Size: $2.3MM

Diversified CRE Portfolio with Low LTVs

$9.0B
CRE Portfolio
(at 9/30/23)

As a % of Total Loans	CRE Portfolio	Avg Loan Size	Weighted Avg LTV[1]
12%	Multi-tenant Retail $1,745MM	$2.3MM	42.7%
9%	Industrial & Warehouse $1,255MM	$2.2MM	40.0%
9%	Multifamily $1,235MM	$2.3MM	54.7%
7%	Gas Station & Car Wash $1,038MM	$1.7MM	47.4%
6%	Hotel/Motel $827MM	$2.0MM	45.8%
6%	Mixed Use $813MM	$1.8MM	43.2%
5%	Single-tenant Retail $672MM	$1.3MM	46.1%
3%	Office $455MM	$2.4MM	50.0%
7%	All Other $933MM	$1.5MM	37.9%

Total CRE: Distribution by LTV *(ex. SBA)*



> 50% - 55%: 14%
> 55% - 60%: 10%
> 60% - 65%: 7%
> 65% - 70%: 5%
> 70%: 6%
< 50%: 58%
$9.0B
CRE Portfolio
(at 9/30/23)
45.0%
Weighted Avg LTV¹

[1] **Weighted average loan-to-value ("LTV"):** current loan balance divided by updated collateral value. Collateral value updates most recent available appraisal by using CoStar market and property-specific data, including submarket appreciation or depreciation, and changes to vacancy, debt service coverage or rent/sq foot. LTVs disclosed prior to 2Q23 were based on starting point values. Calculations exclude Small Business Administration ("SBA") loans.

- **Total CRE loans** of $9.0B at 9/30/23, -2% QoQ. Portfolio consists of $4.8B of nonowner-occupied CRE, $1.2B of MFR, and $3.0B of owner-occupied CRE
- **CRE Office:** represented only 3% of total loans at 9/30/23, with no central business district exposure

8

Granular CRE Portfolio, Diversified by Submarket

CRE Portfolio by Size Segment

Loan Size (at 9/30/23)	Balance ($ Millions)	# of Loans	Average Loan Size ($ Millions)	Weighted Average LTV [1]
> $30MM	$ 292	7	$ 41.7	59.7%
$20MM - $30MM	$ 640	26	$ 24.6	45.0%
$10MM - $20MM	$ 1,263	92	$ 13.7	48.6%
$5MM - $10MM	$ 1,734	256	$ 6.8	47.2%
$2MM - $5MM	$ 2,582	835	$ 3.1	44.7%
< $2MM	$ 2,462	3,408	$ 0.7	39.7%
Total CRE Portfolio	**$ 8,973**	**4,624**	**$ 1.9**	**45.0%**

[1] **Weighted average LTV:** current loan balance divided by updated collateral value. Collateral value updates most recent available appraisal by using CoStar market and property-specific data, including submarket appreciation or depreciation, and changes to vacancy, debt service coverage or rent/sq foot. LTVs disclosed prior to 2Q23 were based on starting point values. Calculations exclude SBA.

- LTV ratios are consistently low across segments by size and by property type
- Vast majority of CRE loans have full recourse and personal guarantees
- 99% of total CRE portfolio was pass-graded at 9/30/23

CRE Portfolio by Geographic Submarket

($ Millions)



$9.0B
CRE Portfolio
(at 9/30/23)
LA Fashion District
$237
Gateway Cities
$646
San Gabriel Valley
$262
South Bay
$249
LA Koreatown
$610
Other LA County (No exposure to downtown commercial business district)
$1,454
Orange County
$652
San Bernardino County
$325
Riverside County
$240
Other SoCal
$416
San Francisco, $40
Greater SF Bay Area
$272
Other NorCal
$355
Manhattan
$129
Queens County
$445
Kings County
$182
Other New York
$331
New Jersey
$375
Texas
$524
Washington
$239
Illinois
$151
Other States
$833
SoCal
NorCal
NY/NJ
Texas
Washington
Illinois
Other States

9

Net Interest Income & Net Interest Margin



Net Interest Income & Net Interest Margin
($ Millions)
QoQ change
$153
$151
$134
$131
$135
-2%
-11%
-2%
+4%
3.49%
3.36%
3.02%
2.70%
2.83%
3Q22
4Q22
1Q23
2Q23
3Q23
Net Interest Income
Net Interest Margin (annualized)



QoQ Change in Net Interest Margin ("NIM")
2.70%
+22bps
Loan yield expansion
+9bps
Reduction in avg borrowings & debt
+4bps
Other earning assets yield expansion
+2bps
Increase in avg int-earn cash & equivalents
-10bps
Reduction in avg loans
-14bps
Higher cost of interest bearing deposits
2.83%
2Q23
3Q23 NIM change: +13 bps QoQ
3Q23
Increase
Decrease
Total

- 3Q23 net interest income of $135MM, +4% QoQ
- 3Q23 average earning assets of $19.0B, -2% QoQ, primarily driven by reduction in loans
- 3Q23 average borrowings and debt of $1.9B, -20% QoQ. QoQ deposit growth and reduction in loans reduced need for borrowings in 3Q23

- 3Q23 NIM of 2.83%, +13bps QoQ
- Positive impact from expanding earning asset yields (+26 bps), reduction in average borrowings & debt (+9 bps) and growth in average interest earning cash & equivalents (+2 bps), partially offset by -10 bps from a reduction in average loan balances and -14 bps from a higher cost of interest bearing deposits

10

0.79% 1.62% 2.37% 2.79% 2.98% 1.25% 2.41% 3.36% 3.87% 4.10% 2.35% 3.82% 4.69% 5.16% 5.43% 3Q22 4Q22 1Q23 2Q23 3Q23 Total COD (annualized) Cost of IB Deposits (annualized) Avg Fed Funds Rate Average Loans & Deposits, Yields & Rates 11 Average Deposits Average Loans Receivable ($ Billions) ($ Billions) $14.9 $15.4 $15.2 $15.1 $14.6 12.25 12.75 13.25 13.75 14.25 14.75 15.25 15.75 3Q22 4Q22 1Q23 2Q23 3Q23 9.7 10.3 11.1 11.4 11.4 5.7 5.2 4.7 4.4 4.3 3Q22 4Q22 1Q23 2Q23 3Q23 Avg Interest Bearing ("IB") Deposits Avg Non IB Deposits 4.65% 5.36% 5.75% 5.99% 6.27% 2.35% 3.82% 4.69% 5.16% 5.43% 3Q22 4Q22 1Q23 2Q23 3Q23 Avg Loan Yield (annualized) Avg Fed Funds Rate Average Loan-to-Deposit Ratio 97% 99% 96% 96% 93% Average Cost of Deposits (“COD”) Relative to Fed Funds Average Loan Yield Relative to Fed Funds $15.8$15.5$15.4 $15.7$15.8

2.6 2.1 2.2 2.3 2.4 8.0 7.8 6.5 6.9 5.8 2.8 2.3 2.3 2.0 0.1 5.8 3Q22 4Q22 1Q23 2Q23 3Q23 Gain from Investment in Affordable Housing Net Gains on Loan Sales Other Income and Fees Service Fees on Deposit Accounts Noninterest Income 12 Noninterest Income ($ Millions) 1 Net gains on loan sales comprise of net gains on sales of SBA and residential mortgage loans. 1 $17.0 $8.3 $13.4 $12.1 $11.0 • 3Q23 noninterest income of $8MM, vs. $17MM in 2Q23 – 2Q23 included a one-time $6MM cash distribution from an investment in an affordable housing partnership, which did not reoccur in 3Q23 – No SBA loan sale gains in 3Q23: retained SBA 7(a) loan production on balance sheet. In 2Q23, sold $38MM for a gain of $2MM • Excluding the one-time gain and net gains on SBA loan sales from 2Q23 noninterest income, 3Q23 noninterest income decreased $1MM QoQ

53.2 52.7 57.2 52.3 51.0 11.6 12.1 12.6 12.4 12.8 1.6 1.6 1.8 4.7 3.7 17.5 18.1 18.8 17.9 19.4 3Q22 4Q22 1Q23 2Q23 3Q23 Salary and employee benefits Occupancy and FF&E FDIC Assessment All Other Expenses Efficiency Ratio & Noninterest Expense to Average Assets 50.4% 52.0% 62.4% 59.1% 60.5% 1.82% 1.79% 1.89% 1.71% 1.73% 3Q22 4Q22 1Q23 2Q23 3Q23 Efficiency Ratio Noninterest Expense/Avg Assets (annualized) Noninterest Expense & Efficiency 13 $87.3 $86.9 $83.9 $84.5 $90.4 Noninterest Expense ($ Millions) • 3Q23 noninterest expense of $87MM, -1% QoQ • 3Q23 salaries and employee benefits expense of $51MM, -2% QoQ • 3Q23 efficiency ratio of 60.5%, vs. 59.1% for 2Q23. QoQ change reflects decrease in noninterest income from one-time gain that did not reoccur

Asset Quality Metrics

Allowance for Credit Losses & Coverage Ratio

($ Millions)



$161
$162
$164
$173
$159
1.04%
1.05%
1.09%
1.16%
1.11%
3Q22
4Q22
1Q23
2Q23
3Q23
ACL
ACL Coverage Ratio

Nonperforming Assets Ratio



0.51%
0.36%
0.39%
0.38%
0.31%
3Q22
4Q22
1Q23
2Q23
3Q23
NPAs/Total Assets

Provision for Credit Losses & Net Charge Offs (Recoveries)

($ Millions, except ratios)



0.01%
0.17%
0.00%
(0.01)%
0.85%
$9.2
$0.2
$8.2
$6.4
$1.7
$0.1
$8.9
-$0.6
$16.8
$31.0
3Q22
4Q22
1Q23
2Q23
3Q23
Provision for Credit Losses
NCO (Recovery) Ratio (annualized)
NCO (Recoveries)

Criticized Loans Ratio



1.83%
1.70%
2.02%
2.32%
2.52%
3Q22
4Q22
1Q23
2Q23
3Q23
Total Criticized Loans as a % of Total Loans

- Nonperforming assets ("NPA") of $62MM at 9/30/23, -20% QoQ
- NPA ratio improved to 31bps of total assets, -7bps QoQ
- Net charge offs ("NCO") of $31MM in 3Q23, included idiosyncratic charge off of $23.4MM to borrower that entered Chapter 7 liquidation in Aug 2023. Related to this credit, Company recorded impairment reserves of $9.6MM at 6/30/23
- ACL totaled $159MM at 9/30/23. Coverage ratio: 1.11% of loans receivable at 9/30/23, compared with 1.16% at 6/30/23. Excluding impairment reserves related to the idiosyncratic charge off, coverage ratio was 1.10% at 6/30/23
- Total criticized loans were $361MM at 9/30/23, vs. $345MM at 6/30/23. Decrease in special mention loans and increase in substandard loans

14

Strategic Reorganization 15 Realignment Around Lines of Business and Products, to Better Serve Client Base & Run Bank More Efficiently Immediate Actions Planned Near- term Actions ▪ Optimized production capacity ▪ Streamlined back-office operations ▪ Reduced workforce ▪ Consistency in delivery of excellent client service ▪ Empowered deposit growth engines and enhanced revenue generation ▪ More efficient allocation of resources and minimized redundancies ▪ Sustainably expanded profitability ▪ Branch rationalization, subject to customary notices & approvals ▪ Wind down of non-core businesses ▪ Expected operational process improvements > $40MM ~ $12MM Estimated Annualized Cost Savings Anticipated One-Time Charges in 4Q23 RETAIL BANKING COMMERCIAL BANKING CORPORATE & INSTITUTIONAL BANKING FEE-BASED BUSINESS GROUP Consolidation under one leader to foster consistency of client experience, standardize processes, and improve efficiency Newly separated from commercial banking to oversee all retail banking activities, mortgage, branch network Expansion and deepening of total banking relationships and corporate deposit opportunities Partner with all Business Groups to drive growth in operating deposit accounts, accelerate fee-based revenue, and expand customer wallet share Focus: treasury management solutions, FX and interest rate risk management Focus: middle-market, corporate & institutional banking, specialized industries Focus: Korean subsidiary, traditional commercial, business banking, SBA and CRE Focus: consumer deposits, residential mortgage, and community investment Four Distinct Business Groups: Expected Benefits

Appendix 16

Summary Income Statement 17 ($ in thousands, except per share and share data) 3Q23 2Q23 QoQ % change 9/30/2022 YoY % change Net interest income before provision for credit losses $ 135,378 $ 130,689 4% $ 153,186 (12)% Provision for credit losses 16,800 8,900 89% 9,200 83 % Net interest income after provision for credit losses 118,578 121,789 (3)% 143,986 (18)% Total noninterest income 8,305 17,014 (51)% 13,355 (38)% Total noninterest expense 86,873 87,333 (1)% 83,914 4 % Income before income taxes 40,010 51,470 (22)% 73,427 (46)% Income tax provision 9,961 13,448 (26)% 19,679 (49)% Net income $ 30,049 $ 38,022 (21)% $ 53,748 (44)% Earnings Per Common Share - Diluted $0.25 $0.32 $0.45 Weighted Average Shares Outstanding - Diluted 120,374,618 120,129,359 119,996,523

Summary Balance Sheet

($ in thousands, except per share data)	9/30/2023	6/30/2023	QoQ % change	9/30/2022	YoY % change
Cash and due from banks	$ 2,500,323	$ 2,302,339	9 %	$ 331,336	655 %
Investment securities	2,260,837	2,186,346	3 %	2,264,533	— %
Federal Home Loan Bank ("FHLB") stock and other investments	60,433	60,213	— %	65,192	(7)%
Loans held for sale, at the lower of cost or fair value	19,502	49,246	(60)%	41,989	(54)%
Loans receivable	14,306,193	14,864,810	(4)%	15,491,187	(8)%
Allowance for credit losses	(158,809)	(172,996)	(8)%	(160,561)	(1)%
Net loans receivable	**14,147,384**	**14,691,814**	**(4)%**	**15,330,626**	**(8)%**
Goodwill	464,450	464,450	— %	464,450	— %
Other assets	623,435	611,730	2 %	585,262	(7)%
Total assets	**$ 20,076,364**	**$ 20,366,138**	**(1)%**	**$ 19,083,388**	**5 %**
Deposits	$ 15,739,859	$ 15,619,352	1 %	$ 15,502,209	2 %
FHLB and Federal Reserve Bank borrowings	1,795,726	2,260,000	(21)%	1,072,000	68 %
Other liabilities	510,355	418,788	22 %	533,454	(4)%
Total liabilities	**$ 18,045,940**	**$ 18,298,140**	**(1)%**	**$ 17,107,663**	**5 %**
Total stockholders' equity	**2,030,424**	**2,067,998**	**(2)%**	**1,975,725**	**3 %**
Book value per share	$16.92	$17.23	(2)%	$16.54	2 %
Tangible book value per share[1]	$13.01	$13.32	(2)%	$12.60	3 %
Tangible common equity ratio[1]	7.96%	8.04%		8.09%	
Loans to deposits ratio	91.0%	95.5%		100.2%	

[1] TCE per share and TCE ratio are non-GAAP financial measures. Quantitative reconciliations of the most directly comparable GAAP to non-GAAP financial measures are provided in the Appendix on the following slide.

18

($ in thousands, except per share info) 3Q22 2Q23 3Q23 Total stockholders’ equity $ 1,975,725 $ 2,067,998 $ 2,030,424 Less: Goodwill and core deposit intangible assets, net (470,662) (469,280) (468,832) TCE $ 1,505,063 $ 1,598,718 $ 1,561,592 Total assets $ 19,083,388 $ 20,366,138 $ 20,076,364 Less: Goodwill and core deposit intangible assets, net (470,662) (469,280) (468,832) Tangible assets $ 18,612,726 $ 19,896,858 $ 19,607,532 TCE Ratio 8.09% 8.04% 7.96% Common shares outstanding 119,479,253 120,014,888 120,026,220 TCE per share $ 12.60 $ 13.32 $ 13.01 Appendix: Non-GAAP Financials Management reviews select non-GAAP financial measures in evaluating the Company’s and the Bank’s financial performance and in response to market participant interest. Reconciliations of the most directly comparable GAAP to non-GAAP financial measures utilized by management are provided below. Tangible Common Equity (TCE) 19 ($ in thousands) 3Q22 2Q23 3Q23 Average stockholders’ equity $ 2,032,362 $ 2,072,859 $ 2,079,092 Less: Average goodwill and core deposit intangible assets, net (470,941) (469,515) (469,079) Average TCE $ 1,561,421 $ 1,603,344 $ 1,610,013 Net income $ 53,748 $ 38,022 $ 30,049 ROTCE (annualized) 13.77% 9.49% 7.47% Return on Average Tangible Common Equity (ROTCE)